                                                       EXHIBIT 10.14(c)
                                                         EXECUTION COPY
                    SECOND AMENDMENT dated as of October 29, 1997 (this
               "Amendment"), to the credit Agreement dated as of July 26, 1996, as amended by the Amendment dated as of December 18, 1996 and as further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among MILLENNIUM AMERICA INC. (formerly HANSON AMERICA INC.), a Delaware corporation referred to as "HAI" under the Credit Agreement ("Millennium America")' MILLENNIUM CHEMICALS INC., a Delaware corporation ("Millennium"), as Guarantor; the lenders from time to time party thereto, initially consisting of those listed on Schedule
               2.01 to the Credit Agreement (the "Lenders"); THE CHASE MANHATTAN BANK, as Documentation Agent; and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").

          A. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement on the terms and subject to the conditions provided herein.

          B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          SECTION 1. Proposed Joint Venture of Millennium and Lyondell Petrochemical Company.

          Reference is made to the agreement by Millennium and Lyondell Petrochemical Company ("Lyondell") to combine certain of their respective petrochemical businesses to form a joint venture, which will be named Equistar Chemicals, LP ("Equistar" or the "Joint Venture"). The Lenders hereby waive the provisions of Section 6.06 of the Credit Agreement to the extent (and only to the extent) necessary to permit consummation of the Joint Venture on terms and in a manner not materially inconsistent with the Master Transaction Agreement, dated as of July 25, 1997, between Lyondell and Millennium, as amended by the First Amendment thereto dated as of October 10, 1997 and as further amended, supplemented or otherwise modified from time to time (the "Master Transaction Agreement"), and the description thereof in the Joint Proxy Statement filed by Lyondell and Millennium with the Securities and Exchange Commission on October 17, 1997 (the "Joint Proxy Statement"), including transfer by Millennium Petrochemicals Inc., a wholly owned Subsidiary of

     Millennium America, to the Joint Venture of substantially all of the assets comprising Millennium's polyethylene and related products, performance polymers and ethyl alcohol businesses (other than accounts receivable relating to products sold before the closing of the Joint Venture) in exchange for a 43% interest in the Joint Venture, the assumption and repayment of Indebtedness of Millennium in the amount of $750,000,000 and the Joint Venture's assumption of certain other liabilities.

          SECTION 2. Notice of Reduction of Total Commitment.

          (a) Pursuant to Section 2.10(b) of the Credit Agreement, effective as of the closing of the Joint Venture and Pursuant to Section 8 of this Amendment, the Total Commitment under the Credit Agreement will automatically be reduced by an aggregate principal amount of $750,000,000. Millennium shall pay to the Administrative Agent for the account of the Lenders, on the date of such reduction, the Facility Fee on the amount of the Standby Commitments so reduced that has accrued through the date of such reduction. For purposes of the reduction described in this clause (a), each Lender hereby waives the notice requirement specified in Section 2.10(b) of the Credit Agreement and agrees that this Amendment shall serve as prior irrevocable written notice of such reduction.

          (b) Not more than 90 days after the closing of the Joint Venture and pursuant to Section 8 of this Amendment, Millennium will further automatically reduce the Total Commitment under Section 2.10(b) of the Credit Agreement by and additional $250,000,000. Millennium shall pay to the Administrative Agent for the account of the Lenders, on the date of such reduction, the Facility Fee on the amount of the Standby Commitments so reduced that has accrued through the date of such reduction.
     For purposes of the reduction described in this clause (b), each Lender hereby waives the notice requirement specified in Section
     2.10(b) of the Credit Agreement and agrees that this Amendment shall serve as prior irrevocable written notice of such reduction.

          SECTION 3. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

          (a) "Equistar" shall mean Equistar Chemicals, LP, a Delaware limited partnership.

          (b) "Joint Proxy Statement" shall mean the Joint Proxy Statement filed by Lyondell and Millennium with the Securities and Exchange Commission on October 17, 1997.

          (c) "Joint Venture" shall mean the combination of certain of Lyondell's and Millennium's respective petrochemicals businesses to form a joint venture, which will be organized as a Delaware limited partnership, named Equistar Chemicals, LP and headquartered in Houston, Texas, all on terms and in a manner not materially inconsistent with the Master Transaction Agreement and the description thereof in the Joint Proxy Statement.

          (d) "Limited Partnership Agreement" shall mean the Limited Partnership Agreement dated as of October 10, 1997, as amended, supplemented or otherwise modified from time to time, by and among Equistar, Lyondell GP, Millennium GP, Lyondell LP and Millennium LP.

          (e) "Lyondell" shall mean Lyondell Petrochemical Company, a Delaware corporation and a partner in the Joint Venture.

          (f) "Lyondell GP" shall mean Lyondell Petrochemical G.P., Inc. the wholly owned subsidiary of Lyondell that serves as one of the general partners of the Joint Venture.

          (g) "Lyondell LP" shall mean Lyondell Petrochemical L.P. Inc., the wholly owned subsidiary of Lyondell that serves as one of the limited partners of the Joint Venture.

          (h) "Master Transaction Agreement" shall mean the Master Transaction Agreement dated as of July 25, 1997, as amended by the First Amendment thereto dated as of October 10, 1997 and as further amended, supplemented or otherwise modified from time to time, between Lyondell and Millennium pursuant to which Lyondell and Millennium have agreed to form the Joint Venture.

          (i) "Millennium GP" shall mean Millennium Petrochemicals GP LLC, the indirect, wholly owned Subsidiary of Millennium America that serves as one of the general partners of the Joint Venture.

          (j) "Millennium LP" shall mean Millennium Petrochemicals LP LLC, the indirect, wholly owned Subsidiary of Millennium America that serves as one of the limited partners of the Joint Venture.

          SECTION 4. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by:

          (a) deleting the word "and" at the end of paragraph (o);

          (b) deleting the period at the end of paragraph (p) and substituting in lieu thereof "; and"; and

          (c) adding thereto a new clause (q) that reads in its entirety as follows:

          "(q) Liens, if any, that are deemed to exist pursuant to any first offer obligation of Millennium or right of first refusal of Lyondell as provided for in the Limited Partnership Agreement;"

          SECTION 5. Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by:

          (a) deleting the word "and" at the end of paragraph (e) and substituting in lieu thereof ";"; and

          (b) adding thereto a new clause (g) that reads in its entirety as follows:

               "and (g) Indebtedness that is deemed to constitute Indebtedness of Millennium GP so long as Millennium GP engages in no business and owns no asset other than (i) those that constitute the business, partnership interests and assets of the Joint Venture and (ii) intercompany notes in an amount not to exceed $50,000,000 issued by Millennium or one of its Affiliates to Millennium GP for the purpose of capitalizing Millennium GP."

          SECTION 6. Amendment to Section 6.07. Section 6.07 of the Credit Agreement is hereby amended by adding to the end of Section 6.07 a new sentence that reads in its entirety:

          "Notwithstanding any of the foregoing, (i) nothing in this Section shall limit the completion of the Joint Venture in accordance with applicable law and on terms and in a manner not materially inconsistent with the Master Transaction Agreement and the description thereof in the Joint Proxy Statement and (ii) for purposes of this Section 6.07 only, Equistar shall not be considered an Affiliate of Millennium.

          SECTION 7. Representation and Warranties. Millennium America and Millennium hereby represent and warrant to the Lenders and the Administrative Agent that on and as of the date hereof, and after giving effect to this
Amendment:

          (a) This Amendment has been duly executed and delivered by Millennium America and Millennium and constitutes a legal, valid and binding obligation of Millennium America and Millennium enforceable against Millennium America and Millennium in accordance with its terms.

          (b) The representation and warranties of Millennium America or Millennium, as the case may be, contained in the Credit Agreement and any other Loan Documents are true and correct in all material respects.

          (c) No default or Event of Default has occurred and is continuing.

          SECTION 8. Conditions to Effectiveness. This Amendment shall become effective when the following conditions have been satisfied:

          (a) The Administrative Agents shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of each of the parties hereto.

          (b) The closing of the Joint Venture, and the transfer of assets by Millennium and Lyondell, shall have occurred or shall simultaneously occur in accordance with applicable law and on terms and in a manner not materially inconsistent with the Master

     Transaction Agreement and the description thereof in the Joint Proxy
     Statement:

         (c) All conditions precedent to the effectiveness of the $1,250,000,000 Credit Agreement, by and among Equistar, the lenders party thereto and Bank of America National Trust and Savings Association and The Chase Manhattan Bank, as Administrative Agents (other than the effectiveness of this Amendment) shall have been satisfied or waived by the lenders party thereto and the initial funding under such credit facility shall have occurred or shall simultaneously occur.

          SECTION 9. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Millennium America or Millennium to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 12. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

          SECTION 13. Expenses. Millennium America (and Millennium, as Guarantor) shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent or any of it Affiliates in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                            MILLENNIUM AMERICA INC.,

                                              by  CHRISTINE WUBBOLDING
                                                --------------------------------
                                                Name: CHRISTINE WUBBOLDING
                                                Title: VP & TREASURER

                                            MILLENNIUM CHEMICALS INC.,

                                              by  CHRISTINE WUBBOLDING
                                                --------------------------------
                                                Name: CHRISTINE WUBBOLDING
                                                Title: VP & TREASURER

                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, individually
                                            and as Administrative Agent,

                                              by
                                                --------------------------------
                                                Name:
                                                Title:

                                            THE CHASE MANHATTAN BANK,
                                            individually and as Documentation
                                            Agent,

                                              by
                                                --------------------------------
                                                Name:
                                                Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                            MILLENNIUM AMERICA INC.,

                                              by
                                                --------------------------------
                                                Name:
                                                Title:

                                            MILLENNIUM CHEMICALS INC.,

                                              by
                                                --------------------------------
                                                Name:
                                                Title:

                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, individually
                                            and as Administrative Agent,

                                              by /s/ Steve A. Aronowitz
                                                --------------------------------
                                                Name: STEVE A. ARONOWITZ
                                                Title: MANAGING DIRECTOR

                                            THE CHASE MANHATTAN BANK,
                                            individually and as Documentation
                                            Agent,

                                              by /s/ Mary Elisabeth Swerz
                                                --------------------------------
                                                Name: Mary Elisabeth Swerz
                                                Title: Vice President

                                       ABN AMRO BANK N.V. NEW YORK BRANCH,

                                         by  George M. Dugan
                                           ---------------------------------
                                           Name: GEORGE M. DUGAN
                                           Title: VICE PRESIDENT

                                         by  DAVID A. MANDELL
                                           ---------------------------------
                                           Name: DAVID A. MANDELL
                                           Title: GROUP VICE PRESIDENT

                                       BANK BRUSSELS LAMBERT, NEW YORK BRANCH,

                                         by
                                         -------------------------------------
                                           Name:
                                           Title:

                                         by
                                         -------------------------------------
                                           Name:
                                           Title:

                                       THE BANK OF NEW YORK,

                                         by
                                         -------------------------------------
                                           Name:
                                           Title:

                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                         by
                                         -------------------------------------
                                           Name:
                                           Title:

                                        BANQUE NATIONALE DE PARIS,

                                          by
                                          -------------------------------------
                                            Name:
                                            Title:

                                          by
                                          -------------------------------------
                                            Name:
                                            Title:

                                        BANQUE PARIBAS,

                                          by
                                          -------------------------------------
                                            Name:
                                            Title:

                                        BARCLAYS BANK PLC,

                                          by
                                          -------------------------------------
                                            Name:
                                            Title:

                                        CIBC INC.,

                                          by
                                          -------------------------------------
                                            Name:
                                            Title:

                                        CITIBANK, N.A.,

                                          by
                                          -------------------------------------
                                            Name:
                                            Title:

                                        COMMERZBANK AG, NEW YORK AND/OR
                                        GRAND CAYMAN BRANCHES,

                                          by ROBERT DONOHUE
                                            ----------------------------------
                                            Name: ROBERT DONOHUE
                                            Title: VICE PRESIDENT

                                          by PETER DOYLE
                                            ----------------------------------
                                          Name: PETER DOYLE
                                          Title: ASSISTANT TREASURER

                                        CREDIT LYONNAIS NEW YORK BRANCH,

                                          by
                                            ----------------------------------
                                          Name:
                                          Title:

                                        CREDIT LYONNAIS UNITED KINGDOM,
                                        MAIN OFFICE

                                          by
                                            ----------------------------------
                                          Name:
                                          Title:

                                        CREDIT SUISSE,

                                          by
                                            ----------------------------------
                                          Name:
                                          Title:

                                          by
                                            ----------------------------------
                                          Name:
                                          Title:

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                          by
                                            ----------------------------------
                                          Name:
                                          Title:

                                      FLEET BANK,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      THE FUJI BANK, LIMITED,
                                      NEW YORK BRANCH,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      THE INDUSTRIAL BANK OF OF JAPAN TRUST
                                      COMPANY,

                                        by JOHN V. VELTON
                                          --------------------------------------
                                          Name:  John V. Velton
                                          Title: Senior Vice President

                                      LLOYDS BANK PLC,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      MELLON BANK, N.A.,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      MIDLAND BANK PLC, NEW YORK BRANCH,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      NATIONAL WESTMINSTER BANK PLC,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      NATIONAL WESTMINSTER BANK PLC,
                                      NASSAU BRANCH,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                      NATIONBANK, N.A.

                                        by  MARCUS BOYER
                                          --------------------------------------
                                          Name: MARCUS BOYER
                                          Title: SENIOR VICE PRESIDENT

                                      PNC BANK, N.A.,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                     ROYAL BANK OF CANADA,

                                        by D. S. BRYSON
                                          --------------------------------------
                                          Name D. S. Bryson
                                          Title: Senior Manager

                                     THE SAKURA BANK, LIMITED

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                     THE SANWA BANK, LIMITED, NEW YORK
                                     BRANCH,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                     SOCIETE GENERALE,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                     THE SUMITOMO BANK, LIMITED,
                                     NEW YORK BRANCH,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title:

                                     TORONTO DOMINION (NEW YORK), INC.,

                                        by
                                          --------------------------------------
                                          Name:
                                          Title: